UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 23, 2014

UNITED FINANCIAL BANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-52947	74-3242562
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

95 Elm Street, West Springfield, Massachusetts		01089
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (413) 787-1700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On January 23, 2014, United Financial Bancorp, Inc. issued a news release announcing its results of operations and financial condition for the quarter and year ended December 31, 2013. A copy of the news release is included as Exhibit 99.1 to this report.

Item 9.01	Financial Statements and Exhibits

Exhibits

Number	Description

99.1	Press Release dated January 23, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

UNITED FINANCIAL BANCORP, INC.

DATE: January 24, 2014	By:	/s/ Mark A. Roberts
Mark A. Roberts
Executive Vice President and
Chief Financial Officer